EXHIBIT 10.1

FIFTH AMENDMENT

Dated as of February 15, 2013

to

AMENDED AND RESTATED CREDIT AGREEMENT

among

AVIS BUDGET HOLDINGS, LLC,

AVIS BUDGET CAR RENTAL, LLC,
as Borrower,

The Subsidiary Borrowers from Time to Time Parties Hereto,

The Several Lenders from Time to Time Parties Hereto,

JPMORGAN CHASE BANK, N.A.,
as Administrative Agent

DEUTSCHE BANK SECURITIES INC.,
as Syndication Agent,

BANK OF AMERICA, N.A.,
BARCLAYS BANK PLC,
CITICORP USA, INC,
CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK

and

THE ROYAL BANK OF SCOTLAND PLC,

as Co - Documentation Agents,

Dated as of May 3, 2011

J.P. MORGAN SECURITIES LLC

as Sole Lead Arranger and Bookrunner

FIFTH AMENDMENT

This Fifth Amendment, dated as of February 15, 2013 (this “Amendment”), to the Amended and Restated Credit Agreement dated as of May 3, 2011 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among others, AVIS BUDGET HOLDINGS, LLC (“Holdings”), AVIS BUDGET CAR RENTAL, LLC (the “Borrower”), the subsidiary borrowers from time to time parties thereto, JPMORGAN CHASE BANK, N.A., as administrative agent (in such capacity, the “Administrative Agent”; and together with the other agents named therein, the “Agents”) and the several lenders from time to time parties thereto (the “Lenders”).  J.P. MORGAN SECURITIES LLC is acting as sole lead arranger and bookrunner in connection with this Amendment.

W I T N E S S E T H:

WHEREAS, Holdings, the Borrower, the Lenders and the Agents are parties to the Credit Agreement, and the Borrower has requested that the Credit Agreement be amended as set forth herein;

WHEREAS, as permitted by Section 10.1 of the Credit Agreement, the Required Lenders and the Administrative Agent are willing to agree to this Amendment upon the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the premises contained herein, the parties hereto agree as follows:

SECTION 1. Defined Terms.  Unless otherwise defined herein, capitalized terms are used herein as defined in the Credit Agreement as amended hereby.

SECTION 2. Amendments to Section 1 (Defined Terms).  Section 1.1 of the Credit Agreement is hereby amended by:

(a)	adding the following new definitions in the appropriate alphabetical order:

“Fifth Amendment”:  the Fifth Amendment to this Agreement, dated as of the Fifth Amendment Effective Date.

“Fifth Amendment Effective Date”:  the “Fifth Amendment Effective Date”, as defined in the Fifth Amendment, which date is February 15, 2013.

“Zipcar Acquisition”: the acquisition by the Borrower or any of its Subsidiaries by merger of Zipcar, Inc.

“Zipcar Foreign Subsidiary Amount”: an amount equal to the consideration paid in respect of Foreign Subsidiaries acquired in connection with the Zipcar Acquisition.

(b)	amending the definition of “Loan Documents” by inserting “, the Fifth Amendment” immediately after the words “the Fourth Amendment”.

SECTION 3. Amendments to Section 2 (Amount and Terms of Commitments).

(a) Section 2.23(a) of the Credit Agreement is hereby amended by deleting the reference to “$2,250,000,000” and inserting in lieu thereof “$2,650,000,000”.

SECTION 4. Amendments to Section 7 (Negative Covenants).

(a) Section 7.2(y) of the Credit Agreement is hereby amended by:

(i)
inserting “or Foreign Subsidiary (including any Guarantee Obligations of the Borrower or any Subsidiary Guarantor in respect thereof)” immediately following the reference to “Subsidiary Guarantor”; and

(ii)
inserting “; provided that the aggregate principal amount of Indebtedness pursuant to this Section 7.2(y) of all Foreign Subsidiaries shall not exceed $500,000,000 at any one time outstanding” immediately prior to the semicolon at the end thereof.

(b) Section 7.7(l) is hereby amended by inserting “plus the Zipcar Foreign Subsidiary Amount” immediately following the reference to “$50,000,000”.

SECTION 5. Representations and Warranties.  On and as of the date hereof, the Borrower hereby confirms, reaffirms and restates that, after giving effect to this Amendment (i) each of the representations and warranties set forth in Section 4 of the Credit Agreement are true and correct in all material respects except to the extent that such representations and warranties expressly relate solely to a specific earlier date, and except for any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect,” or similar language, in which case the Borrower hereby confirms, reaffirms and restates that such representations and warranties are true and correct in all respects and (ii) no Default or Event of Default shall have occurred or be continuing.

SECTION 6. Conditions to Effectiveness.  This Amendment shall become effective on the date on which the following conditions precedent have been satisfied or waived (the date on which such conditions shall have been so satisfied or waived, the “Fifth Amendment Effective Date”):

(a) The Administrative Agent shall have received a counterpart of this Amendment, executed and delivered by (i) a duly authorized officer of Holdings and the Borrower and (ii) the Required Lenders.

(b) The Administrative Agent shall have received counterparts executed and delivered by each Loan Party of the Guarantee and Collateral Acknowledgement substantially in the form attached hereto as Exhibit A.

(c) All fees required to be paid to the Administrative Agent and the Lenders in connection herewith, accrued reasonable and documented out-of-pocket costs and expenses (including, to the extent invoiced in advance, reasonable legal fees and out-of-pocket expenses of one firm of counsel) and other compensation due and payable to the Administrative Agent and the Lenders on or prior to the Fifth Amendment Effective Date shall have been paid.

SECTION 7. Continuing Effect; No Other Amendments or Consents.

(a)  Except as expressly provided herein, all of the terms and provisions of the Credit Agreement are and shall remain in full force and effect.  The amendments provided for herein are limited to the specific subsections of the Credit Agreement specified herein and shall not constitute a consent, waiver or amendment of, or an indication of the Administrative Agent’s or the Lenders’ willingness to consent to any action requiring consent under any other provisions of the Credit Agreement or the same subsection for any other date or time period. Upon the effectiveness of the amendments set forth herein, on and after the Fifth Amendment Effective Date, each reference in the Credit Agreement to “this Agreement,” “the Agreement,” “hereunder,” “hereof” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to “Credit Agreement,” “thereunder,” “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended hereby.

(b) The Borrower and the other parties hereto acknowledge and agree that this Amendment shall constitute a Loan Document.

SECTION 8. Expenses.  The Borrower agrees to pay and reimburse the Administrative Agent for all its reasonable out-of-pocket costs and expenses incurred in connection with the preparation and delivery of this Amendment, and any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of one firm of counsel to the Administrative Agent in accordance with the terms in the Credit Agreement.

SECTION 9. Counterparts.  This Amendment may be executed in any number of counterparts by the parties hereto (including by facsimile and electronic (e.g. “.pdf”, or “.tif”) transmission), each of which counterparts when so executed shall be an original, but all the counterparts shall together constitute one and the same instrument.

SECTION 10. GOVERNING LAW.  THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

[Remainder of page intentionally left blank.]

IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

By:	AVIS BUDGET HOLDINGS, LLC /s/ Rochelle Tarlowe
Name: Title:	Rochelle Tarlowe Vice President and Treasurer

By:	AVIS BUDGET CAR RENTAL, LLC /s/ Rochelle Tarlowe
Name: Title:	Rochelle Tarlowe Vice President and Treasurer

                                                                                                                                          -  -

By:	JPMORGAN CHASE BANK, N.A., as Administrative Agent /s/ Richard W. Duker
Name: Title:	Richard W. Duker Managing Director

                                                                                                                                          -  -

By:	JPMORGAN CHASE BANK, N.A., as a Lender /s/ Richard W. Duker
Name: Title:	Richard W. Duker Managing Director

By:	FOR LENDERS REQUIRING A SECOND SIGNATURE LINE:
Name: Title:

                                                                                                                                          -  -

By:	THE BANK OF NOVA SCOTIA, as a Lender /s/ David Mahmood
Name: Title:	David Mahmood Managing Director

                                                                                                                                          -  -

By:	Barclays Bank PLC, as a Lender /s/ Gregory Fishbein
Name: Title:	Gregory Fishbein Assistant Vice President

By:	THE BANK OF TOKYO-MITSUBISHI, LTD., as Lender /s/ Lawrence Elkins
Name: Title:	Lawrence Elkins Vice President

By:	FOR LENDERS REQUIRING A SECOND SIGNATURE LINE:
Name: Title:

                                                                                                                                          -  -

By:	CITIBANK, N.A., as Lender /s/ Christopher Wood
Name: Title:	Christopher Wood Vice President

By:	FOR LENDERS REQUIRING A SECOND SIGNATURE LINE:
Name: Title:

                                                                                                                                          -  -

By:	CREDIT AGRICOLE CORPORATE & INVESTMENT BANK, as a Lender /s/ Michael Madnick
Name: Title:	Michael Madnick Managing Director

By:	FOR LENDERS REQUIRING A SECOND SIGNATURE LINE: /s/ Kevin Flood
Name: Title:	Kevin Flood Director

                                                                                                                                          -  -

By:	Morgan Stanley Senior Funding, Inc., as a Lender /s/ Brendan MacBride
Name: Title:	Brendan MacBride Vice President

                                                                                                                                          -  -

By:	Morgan Stanley Bank, N.A. as a Lender /s/ Brendan MacBride
Name: Title:	Brendan MacBride Authorized Signatory

                                                                                                                                          -  -

By:	The Royal Bank of Scotland plc, as a Lender /s/ James Welch
Name: Title:	James Welch Director

                                                                                                                                          -  -

By:	SCOTIABANC INC., as a Lender /s/ J.F. Todd
Name: Title:	J.F. Todd Managing Director

By:	FOR LENDERS REQUIRING A SECOND SIGNATURE LINE: /s/ K. Zhou
Name: Title:	K. Zhou Director

                                                                                                                                          -  -

By:	SunTrust Bank, as a Lender /s/ Chris Hursey
Name: Title:	Chris Hursey Vice President

By:	FOR LENDERS REQUIRING A SECOND SIGNATURE LINE:
Name: Title:

                                                                                                                                          -  -

By:	DEUTSCHE BANK AG NEW YORK BRANCH, as a Lender /s/ Omayra Laucella
Name: Title:	Omayra Laucella Director

By:	FOR LENDERS REQUIRING A SECOND SIGNATURE LINE: /s/ Enrique Landaeta
Name: Title:	Enrique Landaeta Director

                                                                                                                                          -  -

By:	Bank of America, N.A., as a Lender /s/ Brian Lukehart
Name: Title:	Brian Lukehart Director

                                                                                                                                          EXHIBIT A

Form of Guarantee and Collateral Acknowledgement

February 15, 2013

Reference is made to the Amended and Restated Credit Agreement dated as of May 3, 2011 (as amended from time to time, the “Credit Agreement”) among others Avis Budget Car Rental, LLC, the Lenders and other parties thereto and JPMorgan Chase Bank, N.A., as administrative agent.  Capitalized terms used but not defined herein are used with the meanings assigned to them in the Credit Agreement.

Each of the parties hereto hereby acknowledges and consents to Fifth Amendment, dated as of February 15, 2013 (the “Amendment”) to the Credit Agreement and agrees with respect to each Loan Document to which it is a party:

(a)           all of its obligations, liabilities and indebtedness under such Loan Document shall remain in full force and effect on a continuous basis after giving effect to the Amendment and its guarantee, if any, of the obligations, liabilities and indebtedness of the other Loan Parties under the Credit Agreement shall extend to and cover any additional Loans provided pursuant to the Amendment and interest thereon and fees and expenses and other obligations in respect thereof and in respect of commitments related thereto; and

(b)           all of the Liens and security interests created and arising under such Loan Document remain in full force and effect on a continuous basis, and the perfected status and priority of each such Lien and security interest continues in full force and effect on a continuous basis, unimpaired, uninterrupted and undischarged, after giving effect to the Amendment, as collateral security for its obligations, liabilities and indebtedness under the Credit Agreement and under its guarantees, if any, in the Loan Documents, including, without limitation, the obligations under the Amendment.

IN WITNESS WHEREOF, the parties hereto have caused this Guarantee and Collateral Acknowledgement to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

By:	[ ]
Name: Title: